SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 27, 2018

CITIZENS COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

001-33003	20-5120010
(Commission File Number)	(I.R.S. Employer I.D. Number)

2174 EastRidge Center, Eau Claire, Wisconsin	54701
(Address of Principal Executive Offices)	(Zip Code)

715-836-9994
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933. (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07, on March 27, 2018, the stockholders of Citizens Community Bancorp, Inc. (the “Company”) approved the 2018 Equity Incentive Plan (the “Plan”) at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”). A summary of the material terms of the Plan is set forth on pages 24 to 28 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 24, 2018 (the “Proxy Statement”) under the caption “Proposal 2: Approval of 2018 Equity Incentive Plan,” which description is incorporated by reference herein. This description of the Plan is qualified in its entirety by reference to the Plan, filed as Appendix A to the Proxy Statement and incorporated herein by reference.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on March 27, 2018.  A total of 5,883,603 shares of common stock were eligible to vote at the Annual Meeting.  The matters voted on at the Annual Meeting were as follows:

1.   Proposal 1: Election of Directors:

Kristina M. Bourget and Timothy L. Olson were elected directors of the Company. The results of the vote were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Kristina M. Bourget	3,256,980	554,207	1,651,389
Timothy L. Olson	3,256,404	554,783	1,651,389

2.   Proposal 2: Approval of the 2018 Equity Incentive Plan:
The stockholders approved the 2018 Equity Incentive Plan. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,224,335	499,545	87,307	1,651,389

3.   Proposal 3: Ratification of the Appointment of the Company's Independent Registered Public Accounting Firm:

The stockholders approved the proposal to ratify the appointment by the Company’s Audit Committee of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,206,031	243,855	12,690	—

4.   Proposal 4: Advisory (non-binding) vote on the executive compensation of the Company's named executive officers:

The stockholders approved the advisory (non-binding) proposal regarding the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for the Annual Meeting. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,191,041	523,193	96,953	1,651,389

Proposal 5 was a stockholder proposal regarding the sale, merger or other disposition of the Company. This proposal was not voted upon at the Annual Meeting because neither the proponent nor a qualified representative of the proponent attended the Annual Meeting to present the proposal.

Item 9.01.      Financial Statements and Exhibits.

(d)        Exhibits.

10.1
Citizens Community Bancorp, Inc. 2018 Equity Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A filed on January 24, 2018 (File No. 001-33003)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNITY BANCORP, INC.

Date: March 28, 2018	By:	/s/ James S. Broucek
James S. Broucek
Chief Financial Officer